Exhibit 10.12

               CONFIDENTIALITY AND NON-SOLICITATION AGREEMENT
               ----------------------------------------------

      Agreement made as of this 20th day of March, 2003, by and among Slade's Ferry Bancorp, a Massachusetts corporation with its principal place of business in Somerset, Massachusetts (the Corporation), Slade's Ferry Trust Company d/b/a Slade's Ferry Bank of Somerset, a Massachusetts banking corporation with its principal place of business in Somerset, Massachusetts (the Bank) and Mary Lynn Lenz (the Executive), an individual employed as an executive of the Corporation and Bank.

      Whereas, the parties hereto agree that Executive is employed in key capacities by both the Corporation and the Bank and has full access to and knowledge of Confidential and Proprietary Information of the Corporation and the Bank and is in a position to develop close relationships with customers, potential customers, and employees of the Corporation and the Bank; and

      Whereas, the Corporation and the Bank wish to protect their Confidential and Proprietary Information and their customer and employee relations during the course of Executive's employment and following the termination of the Executive's employment with the Corporation and the Bank; and the Executive acknowledges the faith and confidence placed in her by the Corporation and the Bank and is willing to enter into this Agreement;

      Now Therefore, for good and valuable consideration, including but not limited to the continuation of employment and payment of certain legal fees of the Executive in the amount of $6785.00 incurred in connection with her employment with the Corporation and the Bank, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.    Acknowledgement of Confidential Nature of Information and Goodwill
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      Interests of the Corporation and the Bank
      -----------------------------------------

      For purposes of this Agreement, "confidential information" is any and all information of the Corporation and/or the Bank (a) that is not generally known in the industry, or (b) that is not generally known by others with whom the Corporation and the Bank competes or does business or with whom the Corporation and the Bank plans to compete or do business. Confidential information includes, but is not limited to (a) information relating to accounts, customers and employees, (b) customer lists, (c) financial information, (d) any and all management plans, policies and reports, (e) lending standards and terms, (f)


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marketing or expansion plans, techniques and strategies, (g) trade secrets, and (h) records, documents and other materials disclosed during the course of employment, which are internal Corporate or Bank documents. Executive acknowledges that the Corporation and the Bank have a substantial interest in maintaining the security of all confidential information.

2.    Agreement Not to Reveal Confidential Information or to Engage in
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      Solicitation While Employed
      ---------------------------

      (a) While employed by the Corporation and the Bank, Executive agrees not to disclose any confidential information, as defined in Section 1, above, except as required in the course of Executive's employment with the Company.

      (b) While employed by the Corporation and the Bank, Executive agrees not to discuss with any other employee(s) the formation or operation of any business intended to, or that does, compete with the Corporation and the Bank or the possible future employment of such other employee(s) by any such business, if Executive has or expects to secure a position with the competing business or if Executive has or expects to acquire a proprietary interest in such competing business or if Executive is or expects to be made an officer or director of such competing business.

      (c) While employed by the Corporation and the Bank, Executive agrees not to discuss with any existing or potential customer the present or future availability of services or products by a competing business if Executive has, or expects to secure, a position with the competing business, if Executive has or expects to acquire a proprietary interest in such competing business, or if Executive is or expects to be made an officer or director of such competing business.

      (d) Executive agrees that a proprietary interest in a business is ownership, whether through stock holdings or otherwise, of one percent (1%) or more of such business. Executive shall be deemed to expect to acquire a proprietary interest in a business or to be made an officer or director of such business if such possibility has been discussed with any officer, director, employee, agent or promoter of such business.


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3.    Agreement Not to Reveal Confidential Information or to Solicit
      --------------------------------------------------------------
      Customers or Employees Following Termination of Employment
      ----------------------------------------------------------

      (a) Upon termination of employment with the Corporation and the Bank, or any time thereafter, Executive agrees not to disclose directly or indirectly to any other party or to use in any way for Executive's own purposes, any confidential information as defined in Section 1 above. The obligations of non-disclosure will not apply to any confidential information as to which Executive can demonstrate any of the following:
(i) the information was previously learned by Executive from a source other than the Corporation or Bank or an agent of the Corporation or Bank without any obligation to hold it in confidence: (ii) the information was received from a third party free to disclose such information without restriction;
(iii) the information is approved for release by written authorization of the Corporation or Bank, but only to the extent of such authorization.

      (b) Executive agrees not to engage in any manner of recruitment or hiring of employees of the Corporation and the Bank on behalf of a competing business for a two (2) year period after termination of employment with the Corporation and the Bank.

      (c) Executive agrees not to solicit the Corporation and the Bank's customers or potential customers during the course of employment with or in furtherance of, a competing business for a period of two (2) years after termination of employment. For purposes of this provision, the Corporation and the Bank's "customers" include all persons or entities that have had a banking or borrowing relationship with the Bank at any time during Executive's employment with the Corporation and the Bank.

4.    Return of Property and Documents
      --------------------------------

      Executive will return all documents, computer equipment, mobile phones, pagers, keys, records, tapes, media and other materials and property of the Corporation and the Bank in her possession and control, confidential and otherwise, including any and all copies of such documents, records, tapes, media and other materials and property, immediately after Executive's employment with the Corporation and the Bank terminates.


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5.    Governing Law and Construction of Agreement
      -------------------------------------------

      This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

6.    Severability
      ------------

      If, for any reason, any term or provision of this Agreement is held invalid, the other terms and provisions of this Agreement will remain in full force and effect and the intent of the invalid term or provision shall be enforced to the fullest extent that he law permits.

7.    Limited Effect of Waiver by the Corporation and the Bank
      --------------------------------------------------------

      The waiver by the Corporation and the Bank of any breach of this Agreement shall not prevent any subsequent enforcement of such term or obligation and shall not be deemed a waiver of any such subsequent breach. No modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by an officer or director of the Corporation and the Bank.

8.    Enforcement of Agreement
      ------------------------

      In the event of any violation of the Agreement herein, the Corporation and the Bank shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction, either in law or equity. Executive acknowledges that, were Executive to breach the provisions of the Agreement, the harm to the Corporation and the Bank would be irreparable, and further, that money damages alone would be inadequate to make the Corporation and the Bank whole, Executive therefore agrees that, in addition to damages, the Corporation and the Bank shall be entitled to obtain temporary and permanent injunctive relief against any such breach. The prevailing party in any action brought to enforce this Agreement, whether for injunctive relief, damages or both, shall be entitled to recover their reasonable attorneys' fees and costs. This Agreement shall be enforceable by any successor in interest to the


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Corporation and the Bank in the event of any sale, assignment, or other transfer of the assets of the Corporation and the Bank, a merger of the Corporation and the Bank with another company or any sales or acquisition of a controlling interest in the Corporation and the Bank's stock.

/s/ Mary Lynn D. Lenz                  Date: 3/30/03
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Mary Lynn Lenz

Slade's Ferry Bancorp                  Date: 4/17/03
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By: /s/ Kenneth R. Rezendes
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Slade's Ferry Trust Company            Date: 4/17/03
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By: /s/ David F. Westgate
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